EXHIBIT 99.2

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

Deal Name		Data
Collateral Characteristics
Pool Balance		$774,278,089.17
# of Loans	#	4,267
Avg Prin Balance		$181,457.25
WAC	%	7.684
WA Net Rate	%	7.114
WAM	#
Seasoning	#	1
Second Liens	%	4.901
WA CLTV	%	87.441
WA FICO	#	629
Prepay Penalties	%	71.425
Arm Characteristics
WAC (Arms only)%		7.520
WAM (Arms only)	#
WA Margin	%	6.863
WA Initial Cap	%	2.999
WA Periodic Cap	%	1.460
WA Cap	%	14.437
WA Months to Roll	#	28
Loan Type
Fixed	%	14.441
Balloons	%	9.877
2/28 Arms	%	44.914
3/27 Arms	%	29.880
Other Hybrid Arms	%	0.889
Index
1-Month LIBOR	%
6-Month LIBOR	%	100.000
Other Index	%
Loan Purpose
Purchase	%	39.919
Cash-Out Refi	%	58.077
Rate-Term Refi	%	2.004
Debt Consolidation	%	0.000
Occupancy Status
Owner	%	96.887
Second Home	%	0.000
Investor	%	3.113
Property Type
Single Family	%	83.897
2-4 Family	%	7.329
PUD	%	0.014
MH	%	0.061
Condo	%	8.638
Doc Type
Full Doc	%	42.825
Stated Doc	%	56.955
Limited Doc	%	0.220
No Doc	%
MI Data
MI Flag	Y/N	N
% of Pool Covered	%	0.000
Effective LTV	%
FICO Distribution
FICO <460%		0.000
FICO 460-479%		0.000
FICO 480-499%		0.000
FICO 500-519%		3.511
FICO 520-539%		4.485
FICO 540-559%		6.176
FICO 560-579%		5.800
FICO 580-599%		8.422
FICO 600-619%		11.830
FICO 620-639%		16.620
FICO 640-659%		14.750
FICO 660-679%		11.029
FICO 680-699%		6.968
FICO 700-719%		4.392
FICO 720-739%		3.017
FICO 740-759%		1.455
FICO >760%		1.500

WA DTI		43.995

Please populate column D (&E) with the corresponding pool characteristics in Column B.

•	For values in currency format, omit $.

•	For values in percentage format, provide data to 3 decimal places and omit %.

•	For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

•	For MI Flag, Y or N.

DTI Distribution
DTI <10.00%		0.218
DTI 10.00-19.99%		0.733
DTI 20.00-29.99%		4.637
DTI 30.00-39.99%		16.398
DTI 40.00-49.99%		67.698
DTI 50.00-59.99%		10.039
DTI 60.00-69.99%		0.000
LTV Distribution
LTV <20%		0.022
LTV 20.01-30%		0.135
LTV 30.01-40%		0.334
LTV 40.01-50%		1.039
LTV 50.01-60%		2.298
LTV 60.01-70%		6.498
LTV 70.01-80%		57.517
LTV 80.01-90%		20.617
LTV 90.01-100%		11.540
LTV >100%		0.000

		Data	Data
Loan Balance Distribution
$ 0-25,000	# & %	78	0.206
$ 25,001-50,000	# & %	264	1.297
$ 50,001-75,000	# & %	406	3.335
$ 75,001-100,000	# & %	482	5.467
$ 100,001-150,000	# & %	844	13.644
$ 150,001-200,000	# & %	666	15.050
$ 200,001-250,000	# & %	514	14.869
$ 250,001-300,000	# & %	377	13.362
$ 300,001-350,000	# & %	213	8.908
$ 350,001-400,000	# & %	167	8.061
$ 400,001-450,000	# & %	108	5.968
$ 450,001-500,000	# & %	87	5.388
$ 500,001-550,000	# & %	28	1.891
$ 550,001-600,000	# & %	22	1.631
$ 600,001-650,000	# & %	8	0.649
$ 650,001-700,000	# & %	1	0.088
$ 700,001-750,000	# & %	2	0.186
$ 750,001-800,000	# & %	0	0.000
$ 800,001-850,000	# & %	0	0.000
$ 850,001-900,000	# & %	0	0.000
$ 900,001-950,000	# & %	0	0.000
$ 950,001-1,000,000	# & %	0	0.000
> $ 1,000,001	# & %	0	0.000
Geographic Distribution
AK	%	0.000
AL	%	0.000
AR	%	0.017
AZ	%	2.822
CA	%	28.941
CO	%	0.510
CT	%	0.723
DC	%	0.000
DE	%	0.082
FL	%	17.101
GA	%	1.364
HI	%	0.486
IA	%	0.088
ID	%	0.182
IL	%	12.491
IN	%	0.846
KS	%	0.097
KY	%	0.189
LA	%	0.058
MA	%	3.027
MD	%	5.207
ME	%	0.000
MI	%	2.622
MN	%	0.760
MO	%	0.248
MS	%	0.000
MT	%	0.000
NC	%	1.517
ND	%	0.000
NE	%	0.138
NH	%	0.064
NJ	%	2.131
NM	%	0.056
NV	%	1.726
NY	%	1.600
OH	%	0.538
OK	%	0.023
OR	%	1.014
PA	%	2.086
RI	%	1.257
SC	%	0.021
SD	%	0.014
TN	%	0.985
TX	%	2.945
UT	%	0.140
VA	%	2.663
VT	%	0.000
WA	%	1.721
WI	%	1.493
WV	%	0.000
WY	%	0.008

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,000-650,000	8	7.169	653	76.56	100	38.5	37.22
$650,001-700,000	1	6.75	657	84.98	100	100	100
$700,001-750,000	2	6.873	635	72.73	100	100	100
$751,001-800,000
$800,001-850,000
$850,001-900,000
$900,001-950,000
$950,001-1,000,000
>$1,000,000

Please populate appropriate loan characteristics for each loan bucket.

Percentage by range

Loans without MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20	0.00%	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%	0.00%
20-30	0.00%	0.01%	0.07%	0.02%	0.03%	0.01%	0.00%	0.00%
30-40	0.00%	0.00%	0.08%	0.10%	0.12%	0.03%	0.00%	0.00%
40-50	0.00%	0.02%	0.31%	0.18%	0.31%	0.19%	0.02%	0.01%
50-60	0.00%	0.03%	0.65%	0.56%	0.57%	0.32%	0.09%	0.08%
60-70	0.00%	0.01%	2.07%	1.83%	1.72%	0.64%	0.22%	0.00%
70-80	0.00%	0.25%	6.07%	7.25%	22.34%	15.20%	5.05%	1.36%
80-90	0.00%	0.00%	1.87%	6.07%	6.55%	4.56%	1.19%	0.38%
90-100	0.00%	0.00%	0.03%	1.68%	4.46%	3.60%	1.41%	0.36%
>100

Loans with MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20
20-30
30-40
40-50
50-60
60-70				No MI
70-80
80-90
90-100
>100

Loan Count

Loans without MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20	0	0	0	1	1	0	0	0
20-30	0	1	4	1	2	1	0	0
30-40	0	0	6	7	9	2	0	0
40-50	0	1	14	10	16	8	1	1
50-60	0	1	29	26	26	11	5	3
60-70	0	1	94	71	63	25	8	0
70-80	0	11	302	289	788	517	160	42
80-90	0	0	88	264	244	158	38	7
90-100	0	0	1	84	431	263	101	30
>100
#

Loans with MI
FICOs

	<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
LTVs
<20
20-30
30-40
40-50
50-60
60-70					No MI
70-80
80-90
90-100
>100

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the “Loans without MI” matrix.

Product Type	WA IO Term	Number of Loans	Loan Balance	Avg. Loan Balance	% of Total IO	% of Total Pool	WA FICO	WA LTV	% Owner Occupied	% Purchase	% Investor	WA DTI	% Full Doc
ARM 2/28 - 60mo IO	60	590	166,081,047.08	281,493.30	69.70%	21.45%	658	80.47	99.74	62.24	0.26	44.61	29.31
ARM 3/27 - 60mo IO	60	234	58,875,885.84	251,606.35	24.71%	7.60%	652	81.8	98.99	35.14	1.01	44.34	36.28
ARM 5/25 - 60mo IO	60	19	5,140,493.34	270,552.28	2.16%	0.66%	664	83.09	99.03	2.85	0.97	45.63	80.39
Fixed 30 yr - 60mo IO	60	35	8,189,843.64	233,995.53	3.44%	1.06%	666	77.98	100.00	3.47	0.00	43.12	58.01

Totals:		878	238,287,269.90	271,397.80	100.00%	30.78%	657	80.77	99.55	52.24	0.45	44.51	33.12

Please fill out chart with the appropriate characteristics for each rep line. Please note ‘% of total IO’ should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

Initial Periodic Caps

Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
ARM 2/28-60mo IO	0.00%	0.00%	0.00%	0.00%	21.45%	0.00%	0.00%	0.00%	0.00%
ARM 3/27-60mo IO	0.00%	0.00%	0.00%	0.00%	7.60%	0.00%	0.00%	0.00%	0.00%
ARM 5/25-60mo IO	0.00%	0.00%	0.00%	0.00%	0.66%	0.00%	0.00%	0.00%	0.00%
Fixed 30 yr-60mo IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	0.00%	0.00%	0.00%	0.00%	29.72%	0.00%	0.00%	0.00%	0.00%

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.